UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 4, 2005
AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California (Address of principal executive offices)		91773 (Zip Code)
Registrant’s telephone number, including area code: (909) 394-3600

SOUTHERN CALIFORNIA WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California (Address of principal executive offices)		91773 (Zip Code)
Registrant’s telephone number, including area code: (909) 394-3600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement
The Board approved an amendment to the form of the Company’s three year dividend equivalent rights certificate to permit a grantee to continue to receive dividend equivalents after termination of employment, unless the grantee’s employment is terminated for cause. A copy of the American States Water Company Three Year Dividend Equivalent Right Certificate and Statement of Terms and Conditions are attached hereto as Exhibit 9.01.

Section 2-Financial Information

Item 2.02.	Results of Operations and Financial Condition
On August 4, 2005 American States Water Company released earnings for the three and six months ended June 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1.
This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

Section 9-Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
     The following exhibit is filed hereunder:

Exhibit 9.01:	Form of American States Water Company Three Year Dividend Equivalent Right Certificate, including Terms and Conditions
     The following exhibit is furnished hereunder:

Exhibit 99.1:	Press Release dated August 4, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY
Date: August 4, 2005	/s/ Robert J. Sprowls
Robert J. Sprowls
Sr. Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
9.01	Form of American States Water Company Three Year Dividend Equivalent Right Certificate and Statement of Terms and Conditions
99.1	Press Release dated August 4, 2005